UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 20, 2006

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Seth Ugelow, the Chief Financial Officer of Wilshire Enterprises, Inc. (the “Company”), has notified the Company that he is resigning from the Company effective August 11, 2006. The Company is interviewing candidates to replace Mr. Ugelow as Chief Financial Officer and expects to name a successor shortly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 25, 2006	WILSHIRE ENTERPRISES, INC.
(Registrant)

	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board